                                                                   Exhibit 10.46








                     SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN


                                       OF

                        FEDERATED DEPARTMENT STORES, INC.

            (As amended and restated effective as of January 1, 1997)



                                TABLE OF CONTENTS
                                -----------------
                                                                                                               Page
                                                                                                               ----
ARTICLE I           NAME AND PURPOSE OF PLAN....................................................................I-1
         1.1        Name of Plan................................................................................I-1
         1.2        Purpose of Plan.............................................................................I-1
         1.3        Effective Date of Plan Document.............................................................I-1

ARTICLE II          DEFINITIONS................................................................................II-1
         2.1        Annuity....................................................................................II-1
         2.2        Basic Pension Plan.........................................................................II-1
         2.3        Board of Directors.........................................................................II-1
         2.4        Code.......................................................................................II-1
         2.5        Committee..................................................................................II-1
         2.6        Effective Amendment Date...................................................................II-1
         2.7        Employee...................................................................................II-1
         2.8        Employer...................................................................................II-1
         2.9        ERISA......................................................................................II-1
         2.10       Executive..................................................................................II-1
         2.11       Executive Deferred Compensation Plan.......................................................II-2
         2.12       Federated..................................................................................II-2
         2.13       Participant................................................................................II-2
         2.14       Plan.......................................................................................II-2

ARTICLE III         ELIGIBILITY AND PARTICIPATION.............................................................III-1
         3.1        Eligibility...............................................................................III-1
         3.2        Entry as Participants.....................................................................III-2
         3.3        Duration of Participation.................................................................III-2
         3.4        Reinstatement of Participation............................................................III-2

ARTICLE IV          SUPPLEMENTAL RETIREMENT BENEFITS...........................................................IV-1
         4.1        Supplemental Retirement Benefit............................................................IV-1
         4.2        Benefit Formula for Supplemental Retirement Benefit........................................IV-1
         4.3        Form and Amount of Supplemental Retirement Benefit.........................................IV-2
         4.4        Effect on Supplemental  Retirement  Benefit of  Reemployment  or Continued  Employment
                    After Commencement of Such Benefit.........................................................IV-3
         4.5        Definitions for Determination of Supplemental Retirement Benefit...........................IV-3
         4.6        Other Cessation of Employment..............................................................IV-4

ARTICLE V           PRE-PENSION DEATH BENEFITS..................................................................V-1
         5.1        Eligibility for Pre-Pension Death Benefit...................................................V-1
         5.2        Beneficiary.................................................................................V-1

                                       i
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
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

         5.3        Form and Amount of Pre-Pension Death Benefit if Beneficiary is Participant's Spouse.........V-1
         5.4        Form and Amount of  Pre-Pension  Death  Benefit if Beneficiary  is Not  Participant's
                    Spouse......................................................................................V-2

ARTICLE VI          ADDITIONAL BENEFIT PROVISIONS..............................................................VI-1
         6.1        Benefits Not Assignable....................................................................VI-1
         6.2        Benefits Payable to Minors, Incompetents, and Others.......................................VI-1
         6.3        Administrative Adjustment for Small Benefits...............................................VI-1
         6.4        Timing of Benefit Distributions............................................................VI-1
         6.5        References to Form of Payment..............................................................VI-2
         6.6        Actuarial Assumptions......................................................................VI-2
         6.7        Applicable Benefit Provisions..............................................................VI-2
         6.8        Merger of Prior Plans and Coverage of Pre-Effective Amendment Date Participants............VI-3

ARTICLE VII         SOURCE OF BENEFITS........................................................................VII-1

ARTICLE VIII        ADMINISTRATION...........................................................................VIII-1
         8.1        Committee................................................................................VIII-1
         8.2        Powers of Committee......................................................................VIII-1
         8.3        Actions of Committee.....................................................................VIII-1
         8.4        Compensation of Committee and Payment of Administrative Expenses.........................VIII-1
         8.5        Limits on Liability......................................................................VIII-1
         8.6        Claims Procedure.........................................................................VIII-2

ARTICLE IX          TERMINATION OR AMENDMENT...................................................................IX-1
         9.1        Right and Procedure to Terminate...........................................................IX-1
         9.2        Amendment of Plan..........................................................................IX-1

ARTICLE X           MISCELLANEOUS...............................................................................X-1
         10.1       Plan Not a Contract of Employment...........................................................X-1
         10.2       Construction................................................................................X-1

SIGNATURE PAGE.....................................................................................Signature Page-1


                     SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN
                                       OF
                        FEDERATED DEPARTMENT STORES, INC.
            (As amended and restated effective as of January 1, 1997)


                                    ARTICLE I
                                    ---------

                            NAME AND PURPOSE OF PLAN
                            ------------------------

         1.1 NAME OF PLAN. The name of this Plan shall be the Supplementary Executive Retirement Plan of Federated Department Stores, Inc.

         1.2 PURPOSE OF PLAN. The purpose of the Plan is to provide certain executives of the Employer with additional amounts of retirement pay.

         1.3 EFFECTIVE DATE OF PLAN DOCUMENT. The Plan was originally adopted as of January 1, 1984. This Plan document amends and restates the Plan effective as of the Effective Amendment Date.

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

         As used in the Plan, the following terms shall have the meanings indicated below unless it is clear from the context that another meaning is intended:

         2.1 ANNUITY - means a form of benefit, without any life insurance, which provides for equal payments in monthly installments (or, to the extent provided under Section 6.3 below, quarterly installments) over more than a one-year period.

         2.2 BASIC PENSION PLAN - means the plan which is known as the Federated Department Stores, Inc. Cash Account Pension Plan, as such plan exists as of the Effective Amendment Date or as it may thereafter be amended. The Basic Pension Plan, as herein defined, is a defined benefit plan (as such term is defined in Section 414(j) of the Code and Section 3(35) of ERISA), is intended to be qualified as a tax-favored plan under Section 401(a) of the Code, and is sponsored by Federated.

         2.3 BOARD OF DIRECTORS - means the Board of Directors of Federated.

         2.4 CODE - means the Internal Revenue Code of 1986, as such code exists as of the Effective Amendment Date or as it may thereafter be amended.

         2.5 COMMITTEE - means all of the committees appointed under Section 8.1 below to administer the Plan.

         2.6 EFFECTIVE AMENDMENT DATE - refers to the effective date of this amendment and restatement of the Plan and means January 1, 1997.

         2.7 EMPLOYEE - means, at any point in time, any individual who is a common law employee of the Employer and who is classified as an employee by the Employer for payroll payment and withholding purposes at such time.

         2.8 EMPLOYER - means Federated and each other corporation which is a member of the controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes Federated.

         2.9 ERISA - means the Employee Retirement Income Security Act of 1974, as such act exists as of the Effective Amendment Date or as it may thereafter be amended.

         2.10 EXECUTIVE - means, at any point in time, any Employee who at such time, pursuant to the provisions of Section 3.1 below, meets the criteria necessary to become a Participant in the Plan and to accrue benefits under the Plan.

         2.11 EXECUTIVE DEFERRED COMPENSATION PLAN - means the plan which is known as the Executive Deferred Compensation Plan of Federated Department Stores, Inc., as such plan exists as of the Effective Amendment Date or as it may thereafter be amended. The Executive Deferred Compensation Plan, as herein defined, allows certain executives of the Employer to defer a portion of their compensation and is sponsored by Federated.

         2.12 FEDERATED - means Federated Department Stores, Inc., or any corporate successor thereto. Federated, as herein defined, is the sponsor of the Plan.

         2.13 PARTICIPANT - means, at any point in time, any person who at such time either is accruing benefits under the Plan or still has accrued benefits under the Plan. The provisions of Article III below determine when a person is a Participant on or after the Effective Amendment Date.

         2.14 PLAN - means the plan contained in this document, which is named the Supplementary Executive Retirement Plan of Federated Department Stores, Inc.

                                   ARTICLE III
                                   -----------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         3.1 ELIGIBILITY.

             3.1.1 Only Executives are eligible to become Participants in the Plan and thereby accrue benefits under the Plan. A person is considered to be an Executive at any point in time if, and only if, he or she is an Employee, and meets the criteria established and in effect under Section 3.1.2 below, at such time.

             3.1.2 In order for an Employee to be considered an Executive under the Plan, he or she must meet the criteria established in accordance with the following provisions of this Section 3.1.2 (such criteria being called in the following provisions of this Section 3.1.2 as the "eligibility criteria"):

               (a) As of the Effective Amendment Date and at any later point in time until changed under paragraph (b) below, the eligibility criteria which must be met by an Employee in order for him or her to be considered an Executive shall be an annualized rate of base compensation (not including, among other things, bonuses, commissions, overtime pay, stock options, severance pay, retention bonuses, fringe benefits, or welfare benefits) of $100,000 or more.

               (b) Subject to the provisions of paragraph (c) below but notwithstanding the provisions of paragraph (a) above, the Committee may, at any time and from time to time, increase the dollar amount set forth in paragraph
(a) above, or otherwise change the eligibility criteria, pursuant to a written resolution adopted either at any meeting of the Committee or in a writing signed by all members of the Committee.

               (c) Notwithstanding any other provision of the Plan, all Employees who meet the eligibility criteria must be part of a select group of management or other highly compensated employees (within the meaning of Sections 201, 301, and 401 of ERISA) of the Employer. As a result, the Committee shall, pursuant to its power to amend the eligibility criteria under the provisions of paragraph (b) above, amend the eligibility criteria at any time if necessary to ensure that all of the Employees who meet the eligibility criteria in effect at such time are part of such a select group of management or other highly compensated employees of the Employer.

               (d) Any eligibility criteria which is established under the foregoing provisions of this Section 3.1.2 shall remain in effect until changed by the Committee pursuant to the foregoing provisions of this Section 3.1.2. In addition, any written resolution of the Committee which amends the eligibility criteria shall hereby be incorporated by reference into, and hereby made a part of, the Plan.

                                     III-1

         3.2 ENTRY AS PARTICIPANTS. Executives shall become Participants in the Plan on or after the Effective Amendment Date only in accordance with the following provisions:

                    3.2.1 Each person who, as of any Entry Date which occurs on or after the Effective Amendment Date, is an Executive on such date shall become a Participant on such Entry Date.

                    3.2.2 For purposes of Section 3.2.1 above, an "Entry Date" means the first day of any calendar year.

         3.3 DURATION OF PARTICIPATION. Each Participant in the Plan shall continue to be a Participant until he or she ceases to be an Executive and the entire amount of his or her benefit, if any, under the Plan has been paid by the Employer.

         3.4 REINSTATEMENT OF PARTICIPATION. Any person who ceases to be a Participant, but who is thereafter reemployed as an Executive by the Employer, shall be reinstated as a Participant only when, and if, he or she becomes a Participant under the provisions of Section 3.2 above (determined as if he or she had not previously been a Participant in the Plan).


                                     III-2

                                   ARTICLE IV
                                   ----------

                        SUPPLEMENTAL RETIREMENT BENEFITS
                        --------------------------------

         4.1 SUPPLEMENTAL RETIREMENT BENEFIT. Subject to the other provisions of the Plan, a Participant in the Plan shall be entitled to a retirement benefit under the Plan, called in the other provisions of the Plan as the "supplemental retirement benefit," if, and only if, he or she ceases to be an Employee and is eligible to receive a retirement benefit under the Basic Pension Plan.

         4.2 BENEFIT FORMULA FOR SUPPLEMENTAL RETIREMENT BENEFIT. Subject to the other provisions of the Plan, if a Participant is entitled to a supplemental retirement benefit under the Plan, the monthly amount of such benefit, if it is payable in the form of a single life annuity which commences as of the later of the Participant's normal retirement date or the first day of the first month which begins on or after he or she ceases to be an Employee, shall be equal to the result produced by first multiplying the amount determined under Section
4.2.1 below by Section 4.2.2 below and second subtracting from such product the amount determined under Section 4.2.3 below ((4.2.1 x 4.2.2) - 4.2.3), where Sections 4.2.1, 4.2.2, and 4.2.3 are as follows:

                    4.2.1 The amount determined under this Section 4.2.1 is equal to the difference between (1) 1.5% of the Participant's highest average monthly compensation for any five calendar years (regardless of whether they are consecutive) falling within the latest ten calendar years which end prior to the date the Participant ceases to be an Executive and (2) 2.5% of the Participant's estimated monthly social security benefit.

                    4.2.2 The amount determined under this Section 4.2.2 is equal to the number, up to but not in excess of 30, of the Participant's years of vesting service as of the date he or she ceases to be an Executive (disregarding any fractional part of a year of vesting service).

                    4.2.3 The amount determined under this Section 4.2.3 is equal to the monthly amount of a benefit which, if paid to the Participant in the form of a single life annuity which commences as of the later of the Participant's normal retirement date or the first day of the first month which begins on or after he or she ceases to be an Employee, would be actuarially equivalent to the aggregate of: (1) the benefits which the Participant accrues under the Basic Pension Plan; and, if and to the extent applicable, (2) the sum of (x) the account balance of the Participant under the Retirement Income (the "RI") portion of the prior Federated Department Stores, Inc. Retirement Income and Thrift Incentive Plan determined as of December 31, 1995, (y) the account balance of the Participant under the Profit Sharing Retirement Plan (the "PSRP") portion of Part B of the prior Allied Stores Corporation Retirement Benefit and Profit Sharing Investment Program determined as of December 31, 1979, and (z) the account balance of the Participant under the R.H. Macy & Co., Inc. Profit Sharing Plan determined as of December 31, 1996.

         4.3 FORM AND AMOUNT OF SUPPLEMENTAL RETIREMENT BENEFIT. If a Participant becomes entitled to a supplemental retirement benefit under this
Article IV, then the form and amount of such supplemental retirement benefit shall be determined in accordance with the following provisions:

                    4.3.1 Subject to the provisions of Sections 4.3.2 and 4.3.3 below, the supplemental retirement benefit which is payable to the Participant under the Plan shall be paid in the form of a single life annuity which commences as of the later of the Participant's normal retirement date or the first day of the first month which begins on or after the date he or she ceases to be an Employee. The monthly amount of such benefit shall be equal to the amount determined under the provisions of Section 4.2 above.

                    4.3.2 (a) Subject to the provisions of Section 4.3.3 below but notwithstanding the provisions of Section 4.3.1 above, the Participant may, at any time prior to the commencement of his or her supplemental retirement benefit under the Plan and in lieu of any other possible form of payment for such benefit, elect that payment of his or her supplemental retirement benefit under the Plan be made in any Annuity form different from the benefit form described in Section 4.3.1 above, provided that the Annuity form being requested is permitted as a form of payment for the Participant's benefit under the Basic Pension Plan.

                          (b) Further,  and also  subject to the  provisions of
Section 4.3.3 below but notwithstanding the provisions of Section 4.3.1 above, if the Participant requests, prior to the date he or she ceases to be an Employee, that the payment of his or her supplemental retirement benefit under the Plan be made in the form of a lump sum cash payment which is paid as of the first day of the first month both which begins after the date he or she ceases to be an Employee and during which the Committee can administratively determine and process the payment of such benefit, the Committee may, in its sole discretion and after taking into account the interests of the Employer, agree to such request and cause such benefit to be paid in accordance with the lump sum form of payment so requested and in lieu of any other possible form of payment for such benefit. The Committee is not in any manner obligated to agree to such request, however.

                          (c)  If,  under the provisions of  paragraph (a) or
(b) above, the Participant's supplemental retirement benefit under the Plan is paid in a form different from the benefit form described in Section 4.3.1 above, then the monthly amount or lump sum amount, as the case may be, of the Participant's supplemental retirement benefit when it is to be paid in accordance with the different form shall be that amount which makes such supplemental retirement benefit actuarially equivalent to the Participant's supplemental retirement benefit if it were to be paid in the form of payment described in Section 4.3.1 above.

                    4.3.3 Further, notwithstanding the provisions of Sections
4.3.1 and 4.3.2 above, if the supplemental retirement benefit payable under the Plan to the Participant has a present value of $15,000 or less as of the first day of the first month both which begins on or after the date that the Participant ceases to be an Employee and during which the Committee can administratively determine and process the payment of the benefit, then such supplemental retirement benefit shall be converted to and paid as a lump sum cash payment as of such date (with the amount of such payment equal to such present value amount). For purposes hereof, the present value of the Participant's supplemental retirement benefit as of any date shall be equal to the amount that a lump sum cash payment made as of such date would be if such lump sum payment were to be actuarially equivalent to the Participant's supplemental retirement benefit if it were to be paid in the form of payment described in Section 4.3.1 above.

         4.4 EFFECT ON SUPPLEMENTAL RETIREMENT BENEFIT OF REEMPLOYMENT OR CONTINUED EMPLOYMENT AFTER COMMENCEMENT OF SUCH BENEFIT. If a Participant who becomes entitled to the distribution of a supplemental retirement benefit under the Plan is reemployed by or continues in employment with the Employer as an Executive, then the provisions of the Basic Pension Plan which apply to the effect on a participant's retirement benefit of the reemployment or continued employment of the participant by or with the Employer shall apply in similar fashion to the Participant's supplemental retirement benefit under the Plan as if such supplemental retirement benefit were payable under the Basic Pension Plan.

         4.5 DEFINITIONS FOR DETERMINATION OF SUPPLEMENTAL RETIREMENT BENEFIT. For purposes of the other provisions of the Plan, the following terms, all of which relate to the determination of any Participant's supplemental retirement benefit under the Plan, shall have the meanings hereinafter set forth unless the context otherwise requires:

                    4.5.1 A Participant's "compensation" for any period (for purposes of this Section 4.5.1, the "subject period") means, except as is otherwise noted below, his or her Compensation for the subject period under, and as such term is defined in, the Basic Pension Plan. However, notwithstanding the foregoing, any amounts which would be part of the Participant's Compensation for the subject period under the Basic Pension Plan but for the fact such amount is deferred (for purposes of receipt by the Participant) to a later period by reason of an election of the Participant under the Executive Deferred Compensation Plan shall still be considered as part of the Participant's compensation for the subject period under the Plan. Also, notwithstanding the foregoing, the limitations of Section 401(a)(17) of the Code shall not apply to the determination of the Participant's compensation for purposes of the Plan. In addition, and also notwithstanding the foregoing, any remuneration that the Participant receives for services performed after the latest date on which he or she qualifies as an Executive, regardless of the form in which it is paid, shall not be considered as part of the Participant's compensation for purposes of the Plan.

                    4.5.2 A Participant's "estimated monthly social security benefit" means the monthly primary insurance benefit which would be payable to the Participant under Title II of the Federal Social Security Act, as amended, as of the later of the date the Participant first attains his or her normal retirement date or the date on which the Participant ceases to be an Employee, if such benefit was computed on the basis of the benefit and wage base levels in effect under the Federal Social Security Act, as amended, as of the date on which the Participant ceases to be an Employee and on the basis of a compensation record determined in accordance with the following rules:

                           (a)      For each of the first calendar year in which
the Participant performs services as an Employee and all prior calendar years, the Participant shall be deemed to have wages for Federal Social Security Act purposes equal to the result produced by discounting his or her compensation for the calendar year immediately following the first calendar year in which the Participant performs services as an Employee backwards to the applicable calendar year, using for this purpose the actual change in the average wages as determined by the Federal Social Security Administration;

                           (b)      For each of the calendar  years  beginning
with the calendar year immediately following the first calendar year in which the Participant first performs services as an Employee and ending with the last full calendar year ending on or before the date on which the Participant ceases to be an Employee, the Participant shall be deemed to have wages for Federal Social Security Act purposes equal to his or her compensation for the applicable calendar year; and

                           (c)      For the period which begins on the first
day of the first calendar year ending after the date on which the Participant ceases to be an Employee and ends on the date the Participant first attains his or her normal retirement date, the Participant shall be deemed to have an annual rate of wages for Federal Social Security Act purposes equal to the Participant's compensation for the latest calendar year which ends prior to the date the Participant ceases to be an Employee.

                    4.5.3 A Participant's "normal retirement date" means his or her Normal Retirement Date as such term is defined in the Basic Pension Plan.

                    4.5.4 A "single life annuity" means an Annuity which is payable monthly for the life of the applicable Participant, ending with the last monthly payment due for the month in which the Participant dies.

                    4.5.5 A Participant's "years of vesting service" means, except as noted below, the number of years of Vesting Service with which he or she is credited with under, and in accordance with, the provisions of the Basic Pension Plan; except that any such years of Vesting Service which are disregarded under the Basic Pension Plan solely by reason of a break-in-service of the Participant shall still be included as years of vesting service for purposes of the Plan if the Participant is reemployed by the Employer for at least five years after such break-in-service. In addition, and notwithstanding the foregoing, any services completed by the Participant after the latest date on which he or she qualifies as an Executive shall be disregarded in determining the Participant's years of vesting service for purposes of the Plan.

         4.6 OTHER CESSATION OF EMPLOYMENT. Except as may otherwise be provided in Article V below, if a Participant dies prior to the date as of which any supplemental retirement benefit to which he or she is entitled under the Plan begins to be paid, or if the Participant ceases to be an Employee for any reason at a time when he or she is not entitled to a retirement benefit under the Basic Pension Plan (and hence is not entitled to a supplemental retirement benefit under the Plan), neither he or she nor any person claiming by or through him or her shall be entitled to receive any benefit under the Plan. In such case, his or her interest under the Plan shall be forfeited.

                                    ARTICLE V
                                    ---------

                           PRE-PENSION DEATH BENEFITS
                           --------------------------

         5.1        ELIGIBILITY FOR PRE-PENSION DEATH BENEFIT.
                    ------------------------------------------

                    5.1.1 A death benefit, called in the other provisions of the Plan as a "pre-pension death benefit," shall be paid to the beneficiary of a Participant who both (1) dies while still an Employee (and prior to any supplemental retirement benefit beginning to be paid to him or her under the
Plan) and (2) would have been entitled to a supplemental retirement benefit under Article IV above if he or she had not died but had ceased to be an Employee on the date of his or her death.

                    5.1.2 In addition, a pre-pension death benefit shall also be paid to the beneficiary of a Participant who dies after terminating employment as an Employee at a time when he or she was entitled to a supplemental retirement benefit under Article IV above but prior to the date as of which such supplemental retirement benefit begins to be paid to him or her.

                    5.1.3 Except as may be provided in Sections 5.1.1 and 5.1.2 above, no pre-pension death benefit (or any other death benefit) is payable under the Plan with respect to a Participant who dies prior to the date he or she is eligible for or begins to receive a supplemental retirement benefit under
Article IV above.

         5.2 BENEFICIARY. For purposes of this Article V, the "beneficiary" of any Participant shall mean the person who is the Participant's lawful spouse at the time of the Participant's death; except that, if it is established to the satisfaction of the Committee that the Participant is not survived by a lawful spouse or such spouse cannot reasonably be located, the Participant's "beneficiary" shall be the person or trust named by the Participant as his or her beneficiary for purposes of the Plan's pre-pension death benefit in a writing or form which is filed with the Committee prior to the Participant's death; and except that, if the Committee determines that the Participant is not survived by a lawful spouse or other properly designated beneficiary who can reasonably be located, the Participant's "beneficiary" shall be deemed to be the Participant's estate.

         5.3 FORM AND AMOUNT OF PRE-PENSION DEATH BENEFIT IF BENEFICIARY IS PARTICIPANT'S SPOUSE. If a Participant's beneficiary becomes entitled to a pre-pension death benefit under this Article V and such beneficiary is the Participant's surviving spouse, then the form and amount of such death benefit shall be determined in accordance with the following provisions:

                    5.3.1 Subject to the provisions of Sections 5.3.2 below, the pre-pension death benefit which is payable to the Participant's surviving spouse under the Plan shall be paid in the form of a lump sum cash payment which is paid as of the first day of the first month both which begins on or after the date of the Participant's death and during which the Committee can administratively determine and process the payment of the death benefit to the surviving spouse. The amount of such lump sum payment shall be the amount which makes such lump sum payment actuarially equivalent to the supplemental retirement benefit that would have been payable to the Participant under the Plan if (1) the Participant, if he or she had not yet terminated employment with the Employer prior to his or her death, had terminated such employment on the date of his or her death and (2) the Participant had survived to the date which would have been the Participant's normal retirement date had he or she survived (or, if such Participant dies after his or her normal retirement date, the first day of the first calendar month which begins on or after the date of the Participant's death) and began receiving as of such date his or her supplemental retirement benefit in the form of a single life annuity.

                    5.3.2 Notwithstanding the provisions of Section 5.3.1 above, the Participant may, in a writing or form which is filed with the Committee at any time prior to his or her death and in lieu of any other possible form of payment for such pre-pension death benefit, elect that payment of such pre-pension death benefit be made in any Annuity form which is permitted as a benefit form for a surviving spouse's pre-pension death benefit under the Basic Pension Plan, provided that such election shall not be effective if the lump sum payment of such pre-pension death benefit which would otherwise be made under
Section 5.3.1 above would be $15,000 or less. If such pre-pension death benefit is paid in an Annuity form pursuant to the Participant's election under this
Section 5.3.2, then the periodic amount of such pre-pension death benefit shall be that amount which makes such pre-pension death benefit actuarially equivalent to the supplemental retirement benefit that would have been payable to the Participant under the Plan if (1) the Participant, if he or she had not yet terminated employment with the Employer prior to his or her death, had terminated such employment on the date of his or her death and (2) the Participant had survived to the date which would have been the Participant's normal retirement date had he or she survived (or, if such Participant dies after his or her normal retirement date, the first day of the first calendar month which begins on or after the date of the Participant's death) and began receiving as of such date his or her supplemental retirement benefit in a single life annuity.

         5.4 FORM AND AMOUNT OF PRE-PENSION DEATH BENEFIT IF BENEFICIARY IS NOT PARTICIPANT'S SPOUSE. If a Participant's beneficiary becomes entitled to a pre-pension death benefit under this Article V and such beneficiary is not the Participant's surviving spouse, then such death benefit shall be paid in the form of a lump sum cash payment which is paid as of the first day of the first month both which begins on or after the date of the Participant's death and during which the Committee can administratively determine and process the payment of the death benefit to the beneficiary. The amount of such lump sum payment shall be the amount which makes such lump sum payment actuarially equivalent to the supplemental retirement benefit that would have been payable to the Participant under the Plan if (1) the Participant, if he or she had not yet terminated employment with the Employer prior to his or her death, had terminated such employment on the date of his or her death and (2) the Participant had survived to the date which would have been the Participant's normal retirement date had he or she survived (or, if such Participant dies after his or her normal retirement date, the first day of the first calendar month which begins on or after the date of the Participant's death) and began receiving as of such date his or her supplemental retirement benefit in a single life annuity.

                                   ARTICLE VI
                                   ----------

                          ADDITIONAL BENEFIT PROVISIONS
                          -----------------------------

         6.1 BENEFITS NOT ASSIGNABLE. Except to the extent required by applicable law, benefits provided under the Plan may not in any manner be anticipated, assigned (either at law or in equity), or alienated or be subject to attachment, garnishment, levy, execution, or any other legal or equitable process.

         6.2 BENEFITS PAYABLE TO MINORS, INCOMPETENTS, AND OTHERS. In the event any benefit is payable under the Plan to a person who, in the sole discretion of the Committee, is a minor, an incompetent, or otherwise under a legal disability, is, by reason of advanced age, illness, or other physical or mental incapacity, incapable of handling and disposing of his or her property, or otherwise is in such position or condition that the Committee believes that such person could not utilize the benefit for his or her support or welfare, the Committee shall have discretion to apply the whole or any part of such benefit directly to the care, comfort, maintenance, support, education, or use of such person or pay the whole or any part of such benefit to the parent of such person, the guardian, committee, conservator, or other legal representative, wherever appointed, of such person, the person with whom such person is residing, or any other person having the care and control of such person. The receipt of any such person to whom any such payment on behalf of any Participant (or his or her beneficiary) is made shall be a sufficient discharge therefor.

         6.3 ADMINISTRATIVE ADJUSTMENT FOR SMALL BENEFITS. Notwithstanding any other provision of the Plan to the contrary, as an administrative convenience, if the monthly amount of any supplemental retirement benefit or pre-pension death benefit which is payable under the Plan in the form of an Annuity would otherwise be less than $50, the Committee may direct that such benefit begin to be paid in quarterly installments instead of monthly installments at any time.

         6.4 TIMING OF BENEFIT DISTRIBUTIONS. For purposes of the Plan, each benefit payment under the Plan shall always be made "as of" a certain date specified in an appropriate section of the Plan, which means that the amount of the payment shall be determined as of such date and the actual payment shall be made on or as soon as practical after such date (to allow the Committee time to ascertain the applicable person's entitlement to a benefit and the amount of such benefit and to process and payout such benefit). If a person entitled to a benefit hereunder dies subsequent to the date as of which such payment was to have been made but, because of administrative reasons, prior to the actual payment thereof, such benefit shall be paid to his or her estate. If, notwithstanding the foregoing, a Participant (or a beneficiary of the Participant) who is entitled to a benefit hereunder cannot reasonably be located, then such benefit shall thereupon be deemed forfeited. If, however, the lost Participant (or the beneficiary) thereafter makes a claim for the amount previously forfeited hereunder, such benefit shall be paid or commence, with any unpaid installments thereof which otherwise would have previously been paid also being paid (but without any interest credited on such unpaid installments), as soon as administratively possible.

         6.5 REFERENCES TO FORM OF PAYMENT. Any references to the "form" of payment of any benefit under the Plan shall be deemed to be referring to the combination of the method by which such benefit shall be paid (E.G., an Annuity form or a lump sum cash payment) and the date as of which such benefit is to commence (if the method of payment is an Annuity) or the date as of which such benefit is to be paid (if the method of payment is a lump sum cash payment).

         6.6 ACTUARIAL ASSUMPTIONS. Under the Plan, any reference to actuarial equivalent, actuarially equivalent, or actuarial equivalence means or refers to equality in value of the aggregate amounts of a benefit when compared to the aggregate amounts of such benefit if paid or determined in a different form. If the Plan requires a determination that a benefit when paid in accordance with any certain form of benefit (for purposes of this Section 6.6, the "actual form") would be actuarially equivalent to such benefit if it were payable in a different form (for purposes of this Section 6.6, the "other form"), then, except as noted below, the following steps shall be taken: (1) the present value of the other form as of the date as of which the actual form is to commence shall first be determined; (2) if the actual form involves a single life annuity, the monthly amount of such single life annuity shall then be determined so as to be actuarially equivalent to the present value amount determined under clause (1); (3) if the actual form involves an Annuity other than a single life annuity, the monthly amount of such Annuity shall then be determined so as to be actuarially equivalent to the single life annuity determined under clause (2) above; and (4) if the actual form involves a lump sum cash payment, the lump sum amount of such payment shall be equal to the present value amount determined under clause (1) above. The actuarial assumptions to be used in making any such determinations shall be the same assumptions as would be used pursuant to the provisions of Sections 9.5.3 and 9.5.4 of the Basic Pension Plan (as in effect on the Effective Amendment Date) to make such determinations if such determinations were being made under the Basic Pension Plan. Notwithstanding the foregoing, when any Annuity form of benefit under the Plan commences prior to the applicable Participant's normal retirement date and within the ten year period ending on the date which immediately precedes such normal retirement date, the monthly amount of such Annuity shall not be less than the periodic amount that would apply to such Annuity if it commenced as of the Participant's normal retirement date, reduced by 0.4% for each full month by which the date as of which the Annuity benefit actually commences.

         6.7 APPLICABLE BENEFIT PROVISIONS. Subject to Section 4.4 above, any supplemental retirement benefit to which a Participant becomes entitled (or any pre-pension death benefit to which the Participant's beneficiary becomes entitled) shall be determined on the basis of the provisions of the Plan in effect as of the date the Participant last ceases to be an Employee notwithstanding any amendment to the Plan adopted subsequent to such date, except for subsequent amendments which are by their specific terms or by applicable law made applicable to such Participant (or his or her beneficiary).

         6.8 MERGER OF PRIOR PLANS AND COVERAGE OF PRE-EFFECTIVE AMENDMENT DATE PARTICIPANTS.

                    6.8.1 (a) The Plan amends and restates, effective as of the Effective Amendment Date, the Supplementary Executive Retirement Plan of Federated Department Stores, Inc. as it was in effect on December 31, 1996 (the "Prior Federated Supplemental Plan"). In addition, two other supplemental executive retirement plans, the R.H. Macy & Co., Inc. Benefit Equalization Plan (the "Prior Macy's Supplemental Plan") and the Supplemental Executive Retirement Plan of Broadway Stores Inc. (the "Broadway Supplemental Plan"), were merged into the Prior Federated Supplemental Plan effective as of December 31, 1996. As a result, the Plan also amends and restates, effective as of the Effective Amendment Date, the Prior Macy's Supplemental Plan and the Prior Broadway Supplemental Plan.

                          (b)  However,  notwithstanding  any  other  provision
of the Plan to the contrary, the amendment and restatement of the Prior Federated Supplemental Plan, the Prior Macy's Supplemental Plan, and the Prior Broadway Supplemental Plan by the Plan shall not reduce the benefits accrued under such prior plans by any Participant as of December 31, 1996. In determining the benefits accrued under such prior plans as of December 31, 1996 by any Participant, however, any amounts by which such prior plans offset their otherwise determined benefits for the Participant by reason of any amounts described in Section 4.2.3 above, by reason of the benefits of any defined benefit pension plans which were amended and restated as of the Effective Amendment Date by the Basic Pension Plan, and/or by reason of the benefits of any defined benefit pension plans which were merged immediately prior to the Effective Amendment Date into the predecessor plan which was continued by the Basic Pension Plan shall still be determined as of the date as of which the benefit applicable to the Participant under this Plan commences to be paid.

                    6.8.2 In addition, except as is otherwise provided in this
Section 6.8.2, the provisions of the Plan only apply to persons who become Participants in the Plan under Article III above. However, any person who never becomes a Participant in the Plan under Article III above but both was a participant in one or more of the Prior Federated Supplemental Plan, the Prior Macy's Supplemental Plan, and the Prior Broadway Supplemental Plan and still is entitled to a benefit under one or more of such prior plans as of December 31, 1996 (determined as if such person had not been employed by the Employer after such date) shall be considered a participant in the Plan to the extent of his or her right to such benefit. The amount of such benefit, the form in which such benefit is to be paid, and the conditions (if any) which may cause such benefit not to be paid shall be determined under the versions of such prior plans in effect at the time he or she ceased to be an Employee.

                                   ARTICLE VII
                                   -----------

                               SOURCE OF BENEFITS
                               ------------------

         All benefits payable under this Plan shall be paid exclusively from the Employer's general assets, with the costs of such benefits to be appropriately charged to each corporation included in the Employer being determined by the Committee. No Participant (or any beneficiary of or other person claiming through the Participant) shall have any right or claim to the payment of any benefit under this Plan which in any manner whatsoever is superior to or different from the right or claim of a general and unsecured creditor of the corporation or corporations included in the Employer to which the costs of such benefit are charged.


                                     VII-1

                                  ARTICLE VIII
                                  ------------

                                 ADMINISTRATION
                                 --------------

         8.1 COMMITTEE. The Plan shall be administered by one or more committees which are appointed from time to time by, and which shall serve at the pleasure of, the Board of Directors. If the Board of Directors appoints more than one committee to administer the Plan, it shall assign to each such committee different aspects of the administrative duties applicable to the Plan. Except where the context otherwise requires, each such committee may be referred to in this Article VIII as "a Committee," "any Committee," or "such Committee," but all such committees shall be collectively referred to in the other Articles of the Plan as "the Committee." Thus, any reference in any other Article of the Plan to "the Committee" shall be deemed to refer to the committee appointed under this Section 8.1 which has responsibility for the aspect of the Plan with respect to which such provision applies.

         8.2 POWERS OF COMMITTEE. Any Committee, in connection with administering the Plan, is authorized to make such rules and regulations as it may deem necessary to carry out the provisions of the Plan and, subject to the scope of its powers as assigned by the Board of Directors, is given complete discretionary authority to determine any person's eligibility for benefits under the Plan, to construe the terms of the Plan, and to decide any other matters pertaining to the Plan's administration. Any Committee shall, subject to the scope of its powers as assigned by the Board of Directors, determine any question arising in the administration, interpretation, and application of the Plan, which determination shall be binding and conclusive on all persons. In the administration of the Plan, any Committee may employ or permit any agents to carry out any of its responsibilities hereunder.

         8.3 ACTIONS OF COMMITTEE. Any Committee shall act by a majority of its members at the time in office, and any such action may be taken either by a vote at a meeting or in writing without a meeting. Any Committee may by such majority action appoint subcommittees and may authorize any one or more of its members or any agent of it to execute any document or documents or to take any other action, including the exercise of discretion, on behalf of such Committee. Any Committee may provide for the allocation of responsibilities for the operation of the Plan.

         8.4 COMPENSATION OF COMMITTEE AND PAYMENT OF ADMINISTRATIVE EXPENSES. The members of any Committee shall serve without compensation for services as such. All expenses of the administration of the Plan shall be paid by the Employer, with the portion of such expenses to be appropriately charged to each corporation included in the Employer being determined by the Committee which is assigned this duty by the Board of Directors.

         8.5 LIMITS ON LIABILITY. Federated and each other corporation included in the Employer shall hold each member of a Committee harmless from any and all claims, losses, damages, expenses, and liabilities arising from any act or omission of the member.

                                     VIII-1

         8.6        CLAIMS PROCEDURE.

                    8.6.1 If a Participant, a Participant's beneficiary, or any other person claiming through a Participant has a dispute as to the failure of the Plan to pay or provide a benefit, as to the amount of Plan benefit paid, or as to any other matter involving the Plan, the person may file a claim for the benefit or relief believed by the person to be due. Such claim must be provided by written notice to the Committee which is assigned by the Board of Directors the duty to review initial claims or disputes (or its agent designated by it for this purpose). Such Committee (or its agent) will decide any claims made pursuant to this Section 8.6.

                    8.6.2 If a claim made pursuant to Section 8.6.1 above is denied, in whole or in part, notice of the denial in writing will be furnished by the Committee which is assigned by the Board of Directors the duty to review initial claims or disputes (or its agent designated by it for this purpose) to the claimant within 90 days after receipt of the claim by such Committee (or such agent); except that if special circumstances require an extension of time for processing the claim, the period in which such Committee (or such agent) is to furnish the claimant written notice of the denial will be extended for up to an additional 90 days (and such Committee or its agent will provide the claimant within the initial 90-day period a written notice indicating the reasons for the extension and the date by which such Committee or its agent expects to render the final decision). The final notice of denial will be written in a manner designed to be understood by the claimant and set forth: (1) the specific reasons for the denial, (2) specific reference to pertinent Plan provisions on which the denial is based, (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and (4) information as to the steps to be taken if the claimant wishes to appeal such denial of his or her claim. If no written notice is provided the claimant within the applicable 90-day period or 180-day period, as the case may be, the claimant may assume his or her claim has been denied and go immediately to the appeal process set forth in Section 8.6.3 below.

                    8.6.3 Any claimant who has a claim denied under Sections
8.6.1 and 8.6.2 above may appeal the denied claim to the Committee which is assigned by the Board of Directors the duty to review appeals of denied claims (or its agent designated by it for this purpose). Such an appeal must, in order to be considered, be filed by written notice to such Committee (or such agent) within 60 days of the receipt by the claimant of a written notice of the denial of his or her initial claim (unless it was not reasonably possible for the claimant to make such appeal within such 60-day period, in which case the claimant must file his or her appeal within 60 days after the time it becomes reasonable for him or her so to file an appeal). If any appeal is filed in accordance with such rules, the claimant, and any duly authorized representative of the claimant, will be given the opportunity to review pertinent documents and submit issues and comments in writing. A formal hearing may be allowed in its discretion by such Committee (or its agent designated by it for this purpose) but is not required.


                                     VIII-2

                    8.6.4 Upon any appeal of a denied claim made pursuant to
Section 8.6.3 above, the Committee which is assigned by the Board of Directors the duty to review appeals of denied claims (or its agent designated by it for this purpose) will provide a full and fair review of the subject claim and decide the appeal within 60 days after the filing of the appeal; except that if special circumstances require an extension of time for processing the appeal, the period in which the appeal is to be decided will be extended for up to an additional 60 days (and the party deciding the appeal will provide the claimant written notice of the extension prior to the end of the initial 60-day period). The decision on appeal will be set forth in a writing designed to be understood by the claimant, specify the reasons for the decision and references to pertinent Plan provisions on which the decision is based, and be furnished to the claimant by such Committee (or its agent) within the 60-day period or 120-day period, as is applicable, described above.

                    8.6.5 Any Committee referred to in the foregoing provisions of this Section 8.6 may prescribe additional rules which are consistent with the other provisions of this Section 8.6, and the scope of the duties assigned to it by the Board of Directors, in order to carry out the Plan's claims procedures.



                                     VIII-3

                                   ARTICLE IX
                                   ----------

                            TERMINATION OR AMENDMENT
                            ------------------------

         9.1        RIGHT AND PROCEDURE TO TERMINATE.

                    9.1.1 Federated reserves the right to terminate the Plan in its entirety. The procedure for Federated to terminate this Plan in its entirety is as follows. In order to completely terminate the Plan, the Board of Directors shall adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board of Directors or by a written consent in lieu of a meeting, to terminate this Plan. Such resolutions shall set forth therein the effective date of the Plan's termination.

                    9.1.2 In the event the Board of Directors adopts resolutions completely terminating the Plan, no further benefits shall be paid after the effective date of the Plan's termination, except for the benefits accrued by Participants under the Plan as of the later of the effective date of the Plan's termination or the date such resolutions terminating the Plan are adopted (and such benefits will be paid in accordance with the provisions of the Plan as in effect immediately prior to the later of such dates). In determining the benefit accrued under the Plan as of the later of such dates by any Participant, however, any amount by which the Plan offsets its otherwise determined benefit for the Participant by reason of any amounts described in Section 4.2.3 above shall still be determined as of the date as of which the benefit applicable to the Participant under the Plan commences to be paid.

         9.2 AMENDMENT OF PLAN. Subject to the other provisions of this Section 9.2, Federated may amend this Plan at any time and from time to time in any respect, provided that no such amendment shall decrease the benefits accrued under the Plan by Participants as of the later of the effective date of such amendment or the date such amendment is adopted. In determining the benefit accrued under the Plan as of the later of such dates by any Participant, however, any amount by which the Plan offsets its otherwise determined benefit for the Participant by reason of any amounts described in Section 4.2.3 above shall still be determined as of the date as of which the benefit applicable to the Participant under the Plan commences to be paid. The procedure for Federated to amend this Plan is as follows:

                    9.2.1 Subject to Section 9.2.2 below, in order to amend the Plan, the Board of Directors shall adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board of Directors or by a written consent in lieu of a meeting, to amend this Plan. Such resolutions shall either (1) set forth the express terms of the Plan amendment or (2) simply set forth the nature of the amendment and direct an officer of Federated or any other Federated employee to have prepared and to sign on behalf of Federated the formal amendment to the Plan. In the latter case, such officer or employee shall have prepared and shall sign on behalf of Federated an amendment to the Plan which is in accordance with such resolutions.

                    9.2.2 In addition to the procedure for amending the Plan set forth in Section 9.2.1 above, the Board of Directors may also adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board of Directors or by a written consent in lieu of a meeting, to delegate to any officer of Federated the authority to amend the Plan. Such resolutions may either grant the officer broad authority to amend the Plan in any manner the officer deems necessary or advisable or may limit the scope of amendments he or she may adopt, such as by limiting such amendments to matters related to the administration of the Plan. In the event of any such delegation to amend the Plan, the officer to whom authority is delegated shall amend the Plan by having prepared and signing on behalf of Federated an amendment to the Plan which is within the scope of amendments which he or she has authority to adopt. Also, any such delegation to amend the Plan may be terminated at any time by later resolutions adopted by the Board of Directors. Finally, in the event of any such delegation to amend the Plan, and even while such delegation remains in effect, the Board of Directors shall continue to retain its own right to amend the Plan pursuant to the procedure set forth in Section 9.2.1 above.

                                    ARTICLE X
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         10.1 PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any Participant shall not be affected in any way by the Plan except as specifically provided in the Plan. The establishment of the Plan shall not be construed as conferring any legal rights upon any Participant for a continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant in this Plan. Each Participant (and any beneficiary of or other person claiming through the Participant) who may have or claim or right under the Plan shall be bound by the terms of the Plan.

         10.2       CONSTRUCTION.

                    10.2.1 The Plan is intended to be a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees (within the meaning of Sections 201, 301, and 401 of ERISA), and its terms shall be interpreted accordingly.

                    10.2.2 Further, the provisions of the Plan shall be administered and enforced according to applicable Federal law and, only to the extent not preempted by ERISA, the laws of the State of Ohio.

                    10.2.3 If any provision of the Plan, or the application of any such provision to any person or circumstances, shall be invalid under any applicable law, neither the application of such provision to persons or circumstances other than those as to which such provision is invalid nor any other provisions of the Plan shall be affected thereby.

                    10.2.4 The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

                    10.2.5 In the construction of the Plan, the singular shall include the plural, and the plural shall include the singular, in all cases where such meanings would be appropriate.

         IN WITNESS WHEREOF, the sponsor of the Plan hereby signs this amendment and restatement of the Plan this 12th day of December, 1996, effective for all purposes as of January 1, 1997.


                                             FEDERATED DEPARTMENT STORES, INC.


                                             By    /s/ John R. Sims
                                               --------------------------------

                                            Title     Vice President
                                                 ------------------------------






                                Signature Page-1